                                                                    EXHIBIT 20.1


                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

            The information which is required to be prepared with respect to the Distribution Date APRIL 17, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A           Information Regarding the Currrent Monthly Distribution
            (Stated on the basis of $1,000 Original Certificate Principal Amount)

            1          The amount of the current monthly distribution in
                       respect of Class A Monthly Principal                                                      0
                                                                                                  -----------------

            2          The amount of the current monthly distribution in
                       respect of Class B Monthly Principal                                                      0
                                                                                                  -----------------

            3          The amount of the current monthly distribution in
                       respect of Collateral Monthly Principal                                                   0
                                                                                                  -----------------

            4          The amount of the current monthly distribution in
                       respect of CLASS A MONTHLY INTEREST                                               5,206,529
                                                                                                  -----------------

            5          The amount of the current monthly distribution in
                       respect of Class A Deficiency Amounts                                                     0
                                                                                                  -----------------

            6          The amount of the current monthly distribution in
                       respect of Class A Additional Interest                                                    0
                                                                                                  -----------------

            7          The amount of the current monthly distribution in
                       respect of CLASS B MONTHLY INTEREST                                                 434,270
                                                                                                  -----------------

            8          The amount of the current monthly distribution in
                       respect of Class B Deficiency Amounts                                                     0
                                                                                                  -----------------

            9          The amount of the current monthly distribution in
                       respect of Class B Additional Interest                                                    0
                                                                                                  -----------------

            10         The amount of the current monthly distribution in
                       respect of COLLATERAL MONTHLY INTEREST                                              714,226
                                                                                                  -----------------

            11         The amount of the current monthly distribution in
                       respect of any accrued and unpaid Collateral monthly interest                             0
                                                                                                  -----------------

B           Information Regarding the Performance of the Trust

            1          COLLECTION OF PRINCIPAL RECEIVABLES

                       a)         The aggregate amount of Principal Collections
                                  processed during the preceding Monthly
                                  Period which were allocated in respect of the
                                  Class A Certificates                                                  91,005,519
                                                                                                  -----------------

                       b)         The aggregate amount of Principal Collections
                                  processed during the preceding Monthly Period
                                  which were allocated in respect of the
                                  Class B Certificates                                                   7,445,933
                                                                                                  -----------------

                       c)         The aggregate amount of Principal Collections
                                  processed during the preceding Monthly Period
                                  which were allocated in respect of the
                                  Collateral Interest                                                   11,858,298
                                                                                                  -----------------

            2          PRINCIPAL RECEIVABLES IN THE TRUST

                       a)         The aggregate amount of Principal
                                  Receivables in the Trust as of the end of the
                                  day on the last day of the preceding Monthly
                                  Period (ending Principal Balance)                                  1,925,793,720
                                                                                                  -----------------

                       b)         The amount of Principal Receivables in the
                                  Trust represented by the Investor Interest of
                                  Series 1996-1 as of the end of the day on the
                                  last day of the preceding Monthly
                                  Period                                                             1,115,151,821
                                                                                                  -----------------

                       c)         The amount of Principal Receivables in the
                                  Trust represented by the Series 1996-1
                                  Adjusted Investor Interest as of the end of
                                  the day on the last day of the preceding
                                  Monthly Period                                                     1,115,151,821
                                                                                                  -----------------

                       d)         The amount of Principal Receivables in the
                                  Trust represented by the Class A Investor
                                  Interest as of the end of the day on the
                                  last day of the preceding  Monthly Period                            920,000,000
                                                                                                  -----------------


                       e)         The amount of Principal Receivables in the
                                  Trust represented by the Class A Adjusted
                                  Investor Interest as of the end of the day on
                                  the last day of the preceding Monthly
                                  Period                                                               920,000,000
                                                                                                  -----------------

                       f)         The amount of Principal Receivables in the
                                  Trust represented by the Class B Investor
                                  Interest as of the end of the day on the
                                  last day of the preceding Monthly Period                              75,273,000
                                                                                                  -----------------

                       g)         The amount of Principal Receivables in the
                                  Trust represented by the Collateral Interest
                                  as of the end of the day on the last
                                  day of the preceding Monthly Period                                  119,878,821
                                                                                                  -----------------

                       h)         The Floating Investor Percentage with
                                  respect to the preceding Monthly Period                                   57.38%
                                                                                                  -----------------

                       I)         The Class A Floating Allocation with respect
                                  to the preceding Monthly Period                                           47.33%
                                                                                                  -----------------

                       j)         The Class B Floating Allocation with respect
                                  to the preceding Monthly Period                                            3.87%
                                                                                                  -----------------

                       k)         The Collateral Floating Allocation with respect
                                  to the preceding Monthly Period                                            6.17%
                                                                                                  -----------------

                       l)         The Fixed Investor Percentage with respect to
                                  the preceding Monthly Period                                          N/A
                                                                                                  -----------------

                       m)         The Class A Fixed Allocation with respect to
                                  the preceding Monthly Period                                          N/A
                                                                                                  -----------------

                       n)         The Class B Fixed Allocation with respect to
                                  the preceding Monthly Period                                          N/A
                                                                                                  -----------------

                       o)         The Collateral Fixed Allocation with respect
                                  to the preceding Monthly Period                                       N/A
                                                                                                  -----------------
            3          DELINQUENT BALANCES

                       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                                      Aggregate                   Percentage of
                                                                      Account                     Total
                                                                      Balance                     Receivables

                       a) 35 - 64 days                                    21,226,992                         1.06%
                                                                      ---------------             -----------------
                       b) 65-94 days                                      12,697,616                         0.63%
                                                                      ---------------             -----------------
                       c) 95-124 days                                     10,274,947                         0.51%
                                                                      ---------------             -----------------
                       d) 125-154 days                                     8,240,688                         0.41%
                                                                      ---------------             -----------------
                       e) 155 or more days                                 7,159,370                         0.36%
                                                                      ---------------             -----------------
                       Total                                              59,599,613                         2.98%
                                                                      ---------------             -----------------

            4          CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                       a)         The Aggregate Credit Loss Amount for
                                  the preceding Monthly Period                                           4,129,373
                                                                                                  -----------------

                       b)         The Class A Credit Loss Amount for
                                  the preceding Monthly Period                                           3,406,732
                                                                                                  -----------------

                       c)         The Class B Credit Loss Amount for
                                  the preceding Monthly Period                                             278,734
                                                                                                  -----------------
                       d)         The Collateral Credit Loss Amount for
                                  the preceding Monthly Period                                             443,908
                                                                                                  -----------------

            5          INVESTOR CHARGE OFFS

                       a)         The aggregate amount of Class A Investor
                                  Charge Offs for the preceding Monthly Period                                   0
                                                                                                  -----------------

                       b)         The aggregate amount of Class A Investor
                                  Charge Offs set forth in 5(a) above per $1,000
                                  of original certificate principal amount                                       0
                                                                                                  -----------------

                       c)         The aggregate amount of Class B Investor
                                  Charge Offs for the preceding Monthly Period                                   0
                                                                                                  -----------------

                       d)         The aggregate amount of Class B Investor
                                  Charge Offs set forth in 5(c above per $1,000
                                  of original certificate principal amount                                       0
                                                                                                  -----------------

                       e)         The aggregate amount of Collateral Charge
                                  Offs for the preceding Monthly Period                                          0
                                                                                                  -----------------

                       f)         The aggregate amount of Collateral Charge Offs
                                  set forth in 5(e) above per $1,000 of
                                  original certificate principal amount                                          0

                                                                                                  -----------------

                       g)         The aggregate amount of Class A Investor
                                  Charge Offs reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date                                   0
                                                                                                  -----------------

                       h)         The aggregate amount of Class A Investor
                                  Charge Offs set forth in 5(g) above per $1,000
                                  original certificate principal amount
                                  reimbursed on the Transfer Date immediately
                                  preceding this Distribution Date                                               0
                                                                                                  -----------------

                       I)         The aggregate amount of Class B Investor
                                  Charge Offs reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date                                   0
                                                                                                  -----------------

                       j)         The aggregate amount of Class B Investor
                                  Charge Offs set forth in 5(I) above per $1,000
                                  original certificate principal amount
                                  reimbursed on the Transfer Date immediately
                                  preceding this Distribution Date                                               0
                                                                                                  -----------------


                       k)         The aggregate amount of Collateral Charge Offs
                                  reimbursed on the Transfer Date
                                  immediately preceding this Distribution Date                                   0
                                                                                                  -----------------

                       l)         The aggregate amount of Collateral Charge Offs
                                  set forth in 5(k) above per $1,000 original
                                  certificate principal amount reimbursed on the
                                  Transfer Date immediately preceding
                                  this Distribution Date                                                         0
                                                                                                  -----------------

            6          INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

                       a)         The amount of the Class A Servicing Fee
                                  payable by the Trust to the Servicer for
                                  the preceding Monthly Period                                             958,333
                                                                                                  -----------------

                       b)         The amount of the Class B Servicing Fee
                                  payable by the Trust to the Servicer for
                                  the preceding Monthly Period                                              78,409
                                                                                                  -----------------

                       c)         The amount of the Collateral Servicing Fee
                                  payable by the Trust to the Servicer for
                                  the preceding Monthly Period                                             124,874
                                                                                                  -----------------

                       d)         The amount of Servicer Interchange (.75%)
                                  payable by the Trust to the Servicer for the
                                  preceding Monthly Period                                                 696,970
                                                                                                  -----------------

            7          REALLOCATIONS

                       a)         The amount of Reallocated Collateral Principal
                                  collections with respect to this Distribution Date                             0
                                                                                                  -----------------

                       b)         The amount of Reallocated Class B Principal
                                  collections with respect to this Distribution Date                             0
                                                                                                  -----------------

                       c)         The COLLATERAL BALANCE as of the close of
                                  business on this Distribution Date                                   119,878,821
                                                                                                  -----------------

                       d)         The CLASS B INVESTOR BALANCE as of the close
                                  of business on this Distribution Date                                 75,273,000
                                                                                                  -----------------

            8          FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                       ALLOCABLE TO SERIES 1996-1

                       a)         The aggregate amount of Collections of Finance
                                  Charge Receivables processed during the
                                  preceding Monthly Period which were allocated
                                  in respect of the Class A Certificates                                17,777,237
                                                                                                  -----------------

                       b)         The aggregate amount of Collections of Finance
                                  Charge Receivables processed during the
                                  preceding Monthly Period which were allocated
                                  in respect of the Class B Certificates                                 1,454,506
                                                                                                  -----------------

                       c)         The aggregate amount of Collections of Finance
                                  Charge Receivables processed during the
                                  preceding Monthly Period which were allocated
                                  in respect of the Collateral Interest                                  2,316,429
                                                                                                  -----------------

            9          PRINCIPAL FUNDING ACCOUNT

                       a)         The principal amount on deposit in the Principal
                                  Funding Account on or before the Transfer Date
                                  of the preceding Monthly Period                                                0

                                                                                                  -----------------
                       b)         The Accumulation Shortfall with respect to the
                                  preceding Monthly Period                                                       0

                                                                                                  -----------------

                       c)         The Principal Funding Investment Proceeds
                                  deposited in the Finance Charge Account on or
                                  before the Transfer Date of the preceding
                                  Monthly Period                                                                 0
                                                                                                  -----------------


                       d)         The amount of all or the portion of the
                                  Reserve Draw Amount deposited in the Finance
                                  Charge Account on or before the Transfer date
                                  of the preceding Monthly Period from the Reserve
                                  Account                                                                        0
                                                                                                  -----------------

            10         RESERVE DRAW AMOUNT

            11         AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                       SERVICER INTERCHANGE]

                       a)         The amount of Class A Available Funds on deposit
                                  in the Finance Charge Account on or before the
                                  Transfer Date of the preceding Monthly Period                         17,777,237
                                                                                                  -----------------

                       b)         The amount of Class B Available Funds on
                                  deposit in the Finance Charge Account on or
                                  before the Transfer Date of the preceding Monthly
                                  Period                                                                 1,454,506
                                                                                                  -----------------

                       c)         The amount of Collateral Available Funds on
                                  deposit in the Finance Charge Account on the
                                  preceding Transfer Date                                                2,316,429
                                                                                                  -----------------

            12         PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                       a)         The Portfolio Yield for the preceding Monthly Period                      19.49%
                                                                                                  -----------------

                       b)         The Portfolio Adjusted Yield for the preceding Monthly
                                  Period                                                                     9.33%
                                                                                                  -----------------


C           FLOATING RATE DETERMINATIONS

            1          LIBOR for the Interest Period ending on this
                       Distribution Date                                                          6.00375%
                                                                                                  -----------------

            2          Number of days in this interest period                                     33
                                                                                                  -----------------

            3          Interest Factor                                                            0.6832620%
                                                                                                  -----------------

D           CUSIP Numbers

            1          Class A                                                                    337365AA8
                                                                                                  -----------------
            2          Class B                                                                    337365AB6
                                                                                                  -----------------




                                             FIRST UNION DIRECT BANK, N.A.
                                             SERVICER

                                             By: /s/ JAMES H. GILBRAITH, II
                                                -------------------------------------
                                             James H. Gilbraith, II
                                             Managing Director
                                             First Union Direct Bank, N.A.